AMENDMENT AGREEMENT

This Amendment Agreement (the “Agreement”), dated as of May 26, 2009, is by and among Converted Organics Inc., a Delaware corporation (the “Company”) and the investors signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

Reference is made to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated May 19, 2009, by and among the Company and the Purchasers, pursuant to which the Purchasers were issued warrants (the “Existing Warrants”) to purchase shares of Common Stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the Existing Warrants were issued pursuant to an effective registration statement, file No. 333-158784 (the “Registration Statement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

ARTICLE II
EXERCISE OF WARRANTS,
AMENDMENTS AND OTHER AGREEMENTS

Section 2.1 Exercise of Existing Warrants. Each Purchaser hereby agrees, severally and not jointly with the other Purchasers, to exercise all of such Purchaser’s Existing Warrants at an exercise price of $1.40 per share, for aggregate cash proceeds to the Company from all Purchasers of $2,100,000, otherwise pursuant to the terms of the Existing Warrants. Each Purchaser shall execute and deliver the aggregate cash exercise price for such Existing Warrants to the bank account designated in writing by the Company; provided, however, that a Purchaser shall not be required to exercise such certain portion of its Existing Warrant to the extent that Section 2(e) of the Existing Warrant is violated by the resulting Common Stock issuance of such certain portion. The shares underlying the Existing Warrants shall be delivered to the Purchaser’s to the DTC account of such Purchaser set forth on the signature page hereto.

Section 2.2 Issuance of New Warrants. Each Purchaser shall be issued a new Common Stock purchase warrant (collectively, the “Warrants”) off the Registration Statement to purchase up to a number of shares of Common Stock equal to the number of shares issued to such Purchaser pursuant to Section 2.1 (the “Warrant Shares”), otherwise in the form of the Existing Warrant issued pursuant to the Purchase Agreement, except that the Exercise Price shall be $1.61, the Termination Date shall be August 14, 2009 and Section 2(f) shall be triggered at a VWAP of $2.42 rather than $2.10. The Company shall have a sufficient number of shares of Common Stock reserved and available off the Registration Statement until the Termination Date of the Warrant. The date of the closing of the exercise of the Existing Warrants and other transactions contemplated hereunder shall be referred to as the “Closing”.

Section 2.3 Effect on Purchase Agreement. The covenants of the Company with respect to the Warrants and Warrant Shares shall be identical in all respects to the covenants of the Company with respect to the Existing Warrants (and shares of Common Stock underlying the Existing Warrants) issued pursuant to the Purchase Agreement. Except as expressly set forth herein, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein. This Agreement shall not constitute a novation or satisfaction and accord of any Transaction Document.

Section 2.4 Press Release and Prospectus Supplement. On or before 8:30 am ET on May 27, 2009 the Company shall issue a press release reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby. In addition, within 1 Trading Day of the date hereof, the Company shall file a prospectus supplement under Rule 424 under the Securities Act to the Registration Statement disclosing the terms of the transactions hereunder.

Section 2.5 Conditions to Purchasers Obligations. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(a) the accuracy in all material respects on the date of the Closing of the representations and warranties of the Company contained herein;

(b) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed;

(c) the delivery of an opinion of counsel to the Company regarding this Agreement and the issuance of the Warrants hereunder, in form and substance reasonably acceptable to the Purchasers;

(d) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(e) from the date hereof to the Closing, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to consummate the transactions hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby make the representations and warranties set forth below to the Purchasers as of the date of its execution of this Agreement:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c) Issuance of Warrants. The Warrants and Warrant Share, when issued in accordance with the terms of this Agreement and the Warrants, will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth in the SEC Reports, there are no issued or outstanding securities and no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Common Stock or any issued or outstanding securities of any nature convertible into shares of Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized, effective or outstanding which restricts, limits or otherwise affects the right to vote any shares of Common Stock.

(d) Other Representations, Warranties and Covenants. The representations and warranties of the Company with respect to the Warrants and Warrant Shares shall be identical in all respects to the representations and warranties of the Company with respect to the Existing Warrants (and shares of Common Stock underlying the Existing Warrants) issued pursuant to the Purchase Agreement and other Transaction Documents and the Company hereby makes such representations and warranties as though fully set forth herein as of the date hereof, and all such representations and warranties are incorporated herein by reference.

Section 3.2 Representations and Warranties of the Purchasers. The Purchaser hereby makes the representations and warranties set forth below to the Company as of the date of its execution of this Agreement:

(a) Due Authorization. Such Purchaser represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

ARTICLE IV
MISCELLANEOUS

Section 4.1 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

Section 4.2 Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Existing Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.3 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.4 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

Section 4.6 Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.7 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 4.8 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 4.9 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder, by written notice to the other parties, if the Closing has not been consummated on or before June 5, 2009.

Section 4.10 Fees and Expenses. The Company has agreed to reimburse Iroquois Master Fund Ltd. the sum of $25,000 for its out-of-pocket legal fees and expenses, none of which has been paid prior to the date hereof and Chardan Capital Markets, LLC a financial advisory fee of $147,000 on the exercise of the Existing Warrants. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CONVERTED ORGANICS INC.
By: Name:
Title:

[PURCHASER SIGNATURE PAGES TO COIN
AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:

Address for Notice of Purchaser as set forth in the signature pages to the Purchase Agreement.

Purchaser DTC Instructions:

Existing Warrants to be exercised: